                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         LITTLEFIELD, ADAMS & COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                          LITTLEFIELD, ADAMS & COMPANY
                            6262 Executive Boulevard
                            Huber Heights, Ohio 45424

                    Notice of Annual Meeting of Shareholders

                                  June 11, 1999



                                                                  April 30, 1999



To the Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Littlefield, Adams & Company (the "Company") will be held at the Holiday Inn - Dayton North, 2301 Wagner Ford Road, Dayton, Ohio 45414, on Friday, June 11, 1999, at 1:00 P.M. (local time) for the following purposes:

         1. To elect one director to serve until the Annual Meeting of Shareholders for 2002.

         2. To consider and vote upon a proposal to merge the Company into FunWear, Inc., a newly-formed Delaware subsidiary, which would be the surviving entity in such merger, in order to change the Company's state of incorporation from New Jersey to Delaware.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         April 23, 1999, has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

         A copy of the Company's Annual Report on Form 10-K for 1998 is enclosed herewith.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please complete, date and sign the enclosed proxy and return it promptly.

                                      By Order of the Board of Directors

                                      WARREN L. RAWLS
                                      Secretary


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST TO THE SECRETARY OF THE MEETING.

                L I T T L E F I E L D, A D A M S & C O M P A N Y



                            6262 EXECUTIVE BOULEVARD
                            HUBER HEIGHTS, OHIO 45424

                                 --------------

                           P R O X Y S T A T E M E N T
                                 --------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 11, 1999

                                 --------------

         This Proxy Statement and accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Littlefield, Adams & Company ("Littlefield" or the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, June 11, 1999, at 1:00 P.M. (local time) at the Holiday Inn - Dayton North, 2301 Wagner Ford Road, Dayton, Ohio, or any adjournment thereof (the "Meeting"). Copies of this Proxy Statement, the attached Notice of Annual Meeting of Shareholders, and the enclosed form of proxy were first mailed to shareholders on or about April 30, 1999. The principal executive office of Littlefield is located at 6262 Executive Boulevard, Huber Heights, Ohio 45424. The telephone number of Littlefield's principal executive office is (937) 236-0660.

         A proxy in the accompanying form, which is properly executed, duly returned to the Board of Directors and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Meeting, the proxy will vote the shares represented thereby FOR the nominee for director set forth below, FOR the proposal to merge into FunWear, Inc., the Company's newly formed Delaware subsidiary and in accordance with his best judgment on any other matters which may properly come before the Meeting. The Board of Directors currently knows of no other business that will be presented for consideration at the Meeting. Each shareholder who has executed a proxy and returned it to the Board of Directors may revoke the proxy by notice in writing to the Secretary of the Company, or by attending the Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Meeting does not itself revoke the proxy. The cost of the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by the use of the mails, management and regularly engaged employees of the Company may, without additional compensation therefor, solicit proxies on behalf of the Company by personal interviews, telephone or other means, as appropriate. The Company will, upon request, reimburse brokers and others who are only record holders of the Company's Common Stock for their reasonable expenses in forwarding proxy material to, and obtaining voting instructions from, the beneficial owners of such stock.

         The close of business on April 23, 1999, has been fixed as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 2,790,057 shares of Common Stock, par value $1.00 per share ("Common Stock"), issued and outstanding and entitled to vote.

         Each share of Common Stock entitles the holder thereof to one vote. A majority of the shares of Common Stock issued and outstanding constitutes a quorum. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. With regard to the election of directors, votes may be cast in favor of or withheld from the nominee. The affirmative vote of a plurality of the votes cast at the Meeting will be necessary for the election of directors. Votes that are withheld will be excluded entirely from the vote for the election of directors and will have no effect. The affirmative vote of two-thirds of the votes cast at the Meeting on Proposal No. 2 will be required to approve the merger of the Company into its newly formed Delaware subsidiary. Under New Jersey law, abstentions and broker non-votes are not "votes" for purposes of determining whether the requisite proportion of affirmative votes has been cast, so they will have no effect on the outcome of the vote.

         Brokers who hold shares in street name have the authority to vote on certain "routine" matters when they have not received instructions from beneficial owners. The Company believes that brokers that do not receive instructions will be entitled to vote on the election of directors but may not be entitled to vote shares held for customers on the proposal to merge into the Company's FunWear, Inc. subsidiary. without specific instructions from such customers.

         Shareholders of the Company whose shares are not voted in favor of Proposal No. 2 to merge the Company into the Company's FunWear, Inc. subsidiary or who duly revoke their vote in favor of such proposal have a statutory right to be paid, in cash, the fair market value of their shares, provided that specific procedures are followed. See "Rights of Dissenting Shareholders," below.

         To the best knowledge of the Company, none of the Company's executive officers, directors or nominees for election as directors has any interest in the matters to be acted upon at the Meeting, other than with respect to their election as directors.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets, as of the Record Date, the beneficial ownership of shares of Common Stock by (i) each person who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company and each executive officer of the Company listed in the Summary Compensation Table and (iii) all of the Company's executive officers and directors as a group:


 NAME AND ADDRESS OF                                         NUMBER OF SHARES                   PERCENT OF
  BENEFICIAL OWNER                                          OF COMMON STOCK(1)                   CLASS (2)
  ----------------                                          ------------------                   ---------
Paul S. Rosenblum                                                 699,738 (3)                       22.4%
     R & L Equity Partners
     P.O. Box 23568
     Harahan, LA 70183

Estate of Stanley I. Halbreich                                    627,603 (4)                       19.4%
     c/o Ada Halbreich, Executrix
     350 Fifth Avenue
     New York, NY  10118

Ronald Weiner                                                     451,471 (5)                       15.4%
     10460 W. Pico Boulevard
     Los Angeles, CA 90064

L. Clarke Hill, Jr.                                               333,333 (6)                       10.7%
     c/o Wheat First Union
     Two International Place
     at International Place, 20th Floor
     Boston, MA  02110

Warren L. Rawls                                                   238,958 (7)                        8.0%
     c/o Littlefield, Adams & Company
     6262 Executive Boulevard
     Huber Heights, Ohio 45424

Alphonse Stroobants                                               171,966                            6.2%
     c/o Northcote Farm & Land Company
     Route 1, Box 1000
     Forest, Virginia  24551

Michael B. Balber                                                 178,333 (8)                        6.0%
     c/o Littlefield, Adams & Company
     6262 Executive Boulevard
     Huber Heights, Ohio 45424

Martin B. Shifrin                                                  44,333 (9)                        1.6%
     c/o Littlefield, Adams & Company
     6262 Executive Boulevard
     Huber Heights, Ohio 45424

William Goettelman                                                 35,250 (10)                       1.3%
     c/o Littlefield, Adams & Company
     6262 Executive Boulevard
     Huber Heights, Ohio 45424

ALL EXECUTIVE OFFICERS AND DIRECTORS
   AS A GROUP (INCLUDES 4 PERSONS)                                496,874 (11)                      15.4%
-------------------


(1) Unless otherwise indicated, each of the parties listed has sole voting and investment power over the shares of Common Stock owned, except that the holders of Options and the Company's 7% Convertible Debentures are not entitled to any vote with respect thereto prior to the exercise or conversion thereof. The number of shares of Common Stock indicated includes in each case the number of shares of Common Stock issuable upon exercise of Options granted under the Company's Incentive Plan.

(2) Based on 2,790,057 shares of Common Stock issued and outstanding on the Record Date (excluding 18,164 treasury shares). In addition, treated as outstanding for the purpose of computing the percentage ownership of each director or executive officer and of all executive officers and directors as a group, as the case may be, are shares of Common Stock issuable to such individual or group upon exercise of Options and/or upon conversion of the Company's 7% Convertible Debentures.

(3) Consists of 237,805 shares held by Mr. Rosenblum and 128,600 shares held by R & L Equity Partners, a Louisiana general partnership of which Mr. Rosenblum is the sole managing general partner, and 333,333 shares issuable upon conversion of the Company's 7% Convertible Debentures.

(4) Consists of 174,270 shares held by the Estate of Stanley I. Halbreich, 200,000 shares issuable upon the exercise of Options, and 253,333 shares issuable upon conversion of the Company's 7% Convertible Debentures.

(5) Consists of 318,139 shares held by Ronald Weiner directly, in his IRA account, and as Trustee of the Weiner Family Trust, and 133,332 shares issuable upon conversion of the Company's 7% Convertible Debenture held by Mr. Weiner indirectly, through corporations wholly-owned by Mr. Weiner and his wife.

(6) Consists of shares issuable upon conversion of the Company's 7% Convertible Debentures.

(7) Consists of 6,792 shares held by Mr. Rawls, 20,500 shares held jointly with his wife, 185,000 shares issuable upon the exercise of Options and 26,666 shares issuable upon conversion of the Company's 7% Convertible Debentures. Mr. Rawls disclaims beneficial ownership of the shares issuable upon the exercise of Options and upon conversion of the Debentures.

(8) Consists of 165,000 shares issuable upon the exercise of Options and 13,333 shares issuable upon conversion of the Company's 7% Convertible Debentures. Mr. Balber disclaims beneficial ownership of the shares issuable upon the exercise of Options and upon conversion of the Debentures.

(9) Includes 1,000 shares held directly by Mr. Shifrin, 5,000 shares held indirectly by Mr. Shifrin in a trust, 5,000 shares issuable upon the exercise of Options and 33,333 shares issuable upon conversion of the Company's 7% Convertible Debentures. Mr. Shifrin disclaims beneficial ownership of the shares issuable upon the exercise of Options and upon conversion of the Debentures.

(10) Includes 3,500 shares held by a corporation controlled by Mr. Goettelman and 15,000 shares issuable upon the exercise of Options. Mr. Goettelman disclaims beneficial ownership of the shares issuable upon the exercise of Options.

(11) Includes 370,000 shares issuable upon the exercise of Options and 73,332 shares issuable upon conversion of the Company's 7% Convertible Debentures.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation provides for the Board of Directors to be divided into three classes, each class to contain as nearly as possible one-third of the whole number of directors (Class I, Class II and Class III). The term of office for each class of directors is three years. The directors in Class I serve until the until the Annual Meeting of Stockholders for 2001; the directors in Class II will serve until the Annual Meeting of Stockholders for 1999 and the directors in Class III will serve until the Annual Meeting of Stockholders for 2000. One director for Class II is to be elected at the Annual Meeting and, when elected, will serve until the Annual Meeting of Stockholders for 2002 and until the election and qualification of his successor. The Company's officers, including the executive officers, all serve at the pleasure of the Board of Directors.

         Stanley I. Halbreich, who had served as President, Chairmen and Chief Executive Officer of the Company and who had been re-elected as a Class II director in 1996, passed away in August 1998. As Mr. Halbreich was the only Class II director, currently, Class II is vacant. It is the intention of the Board of Directors to nominate at the Annual Meeting Michael B. Balber (who was elected as a Class I director in 1998) for re-election to the Board of Directors as Class II. In the event that Mr. Balber should become unavailable for election for any reason, at present unknown, it is intended that votes will be cast pursuant to the accompanying proxy for such substitute nominee as the Board of Directors may designate.

         The following chart shows as to each director of the Company (i) his name and age; (ii) his principal position with the Company; (iii) his principal occupation or employment, if different; (iv) the month and year in which he began to serve as a director; and (v) the class of director to which currently he belongs.


                                     CLASS I

          (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS FOR 2001)

                  NO DIRECTORS ARE TO BE ELECTED TO THIS CLASS


                                    PRESENT POSITION               PRINCIPAL OCCUPATION OR
NAME (AGE)                          WITH LITTLEFIELD               EMPLOYMENT, IF DIFFERENT        DIRECTOR SINCE
----------                          ----------------               ------------------------        --------------
William E. Goettelman (50)(1)        Director                       President and Chief             August 1994
                                                                      Executive Officer, Free
                                                                      Lance Sales, Ltd.


                                    CLASS II

          (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS FOR 2002)

                   ONE DIRECTOR IS TO BE ELECTED TO THIS CLASS


                                     PRESENT POSITION               PRINCIPAL OCCUPATION OR
NAME (AGE)                           WITH LITTLEFIELD               EMPLOYMENT, IF DIFFERENT        DIRECTOR SINCE
----------                           -----------------              ------------------------        --------------
Michael B. Balber (53)(2)            President and Chief                                            September 1997
                                     Executive Officer and
                                     Director


                                    CLASS III

                  NO DIRECTORS ARE TO BE ELECTED TO THIS CLASS

          (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS FOR 2000)



                                     PRESENT POSITION               PRINCIPAL OCCUPATION OR
NAME (AGE)                           WITH LITTLEFIELD               EMPLOYMENT, IF DIFFERENT        DIRECTOR SINCE
----------                           -----------------              ------------------------        --------------
Martin B. Shifrin (76)(1)            Chairman of the Board and      President, Martin B.            August 1996
                                     Director                       Shifrin and Associates

Warren L. Rawls (44)(3)              Chief Financial Officer,                                       September 1997
                                     Secretary, Treasurer, and
                                     Director


--------------------

(1)      Member of the Audit Committee and the Incentive Compensation Committee.

(2) Mr. Balber became a director in September 1997, and at the 1998 Annual Meeting was elected for a term expiring at the 2001 Annual Meeting. He is standing for re-election as a Class II director at the 1999 Annual Meeting in order for the three Classes of directors to contain as nearly as possible the same number of directors.

(3)      Mr. Rawls previously served as a director from August 1994 until May
         1995.




BIOGRAPHICAL INFORMATION

         The following information was furnished to the Board of Directors by the individuals named:

         Michael B. Balber was elected Director and Executive Vice President of Littlefield in September 1997; he was elected President and Chief Executive Officer on August 21, 1998. Prior to being elected as President of the Company, Mr. Balber had served as President of the Company's Sports Imprints/FunWear Division since April 1996, as Vice President - National Sales Manager from December 1994 to April 1996, and as National Sales Manager from August 1994 to December 1994. From 1991 to 1994, Mr. Balber was the President of M & M Sportswear, Inc., a privately held sports apparel imprinter and embellisher.

         William E. Goettelman has served as Director of Littlefield since August 1994. Since 1988, Mr. Goettelman has been President and Chief Executive Officer of Free Lance Sales, Ltd., a privately held company which produces point-of-purchase and special event banners, specialty point-of-purchase signage, and imprinted sportswear.

         Warren L. Rawls, a Certified Public Accountant, was elected Director of Littlefield on September 23, 1997, and Treasurer and Chief Financial Officer on December 22, 1997. He has served as Secretary of the Company since August 1994. Mr. Rawls had previously served as Chief Financial Officer of the Company from January 1994 through June 1995 and as Treasurer from August 1994 until July 1995. Mr. Rawls was previously a Director of Littlefield from August 1994 until May 1995. From November 1991 until January 1994, Mr. Rawls was a Supervisory Accountant of the Resolution Trust Corporation, a subsidiary of the Federal Deposit Insurance Corporation, which was responsible for administration of failed savings and loan institutions. In June 1995, without admitting or denying the findings or conclusions, Mr. Rawls consented to an order of the United States Securities and Exchange Commission finding that during Mr. Rawls' first four months of employment with Littlefield in early 1994, he violated Sections 13(a), 13(b)(2)(A) and (B) of the Securities Exchange Act of 1934, as amended, and Rules 12(b)-20, 13a-1, 13b2-1 and 13b2-2 thereunder.

         Martin B. Shifrin was elected Director of Littlefield on August 28, 1996. Since 1986, Mr. Shifrin has been President of Windbreaker Licensing, Ltd., a privately held trademark licensing company. Since 1959, Mr. Shifrin has been President of Martin B. Shifrin and Associates, a privately held apparel sales concern selling to discounters and department stores. From 1974 to 1994, Mr. Shifrin was also the chief financial officer of Khaki, Inc., a privately held retailer of men's and women's apparel, luggage and camping goods.

MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held fifteen meetings during 1998. All incumbent directors attended all Board and Committee meetings held during their terms in office, either in person or by telephone conference, during 1998.

         The Board of Directors has established an Incentive Compensation Committee and an Audit Committee. There is no formal nominating committee or compensation committee; the Board of Directors performs the functions of these committees (except regarding the administration of the Incentive Plan, which function is performed by the Incentive Compensation Committee).

         The members of the Audit Committee are William E. Goettelman and Martin
B. Shifrin, neither of whom is an employee or officer of the Company. The Audit Committee consults with the auditors of the Company and such other persons as the members deem appropriate, reviews the preparations for and scope of the audit of the Company's annual financial statements, makes recommendations as to the engagement and fees of the independent auditors, and performs such other duties relating to the financial statements of the Company as the Board of Directors may assign from time to time. The Audit Committee met four times during 1998.

         The Incentive Compensation Committee has all of the powers of the Board of Directors in respect of any matters relating to the administration of the Littlefield, Adams & Company Incentive Plan. The members of the Incentive Compensation Committee are William E. Goettelman and Martin B. Shifrin. The Incentive Compensation Committee did not meet during 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of the Company and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports furnished to the Company by such Reporting Persons, the Company believes that during the year ended December 31, 1998, all of the Reporting Persons complied with their Section 16(a) filing requirements with respect to their ownership of the Company's Common Stock except that (i) Martin B. Shifrin filed in October 1998 a late Form 4 reporting two transactions that were completed in August 1998, (ii) Ronald Weiner filed in April 1998 a late Form 4 reporting one transaction that was completed in January 1998, and Mr. Weiner failed to file two Forms 4 to report seven transactions that were completed in 1998, (iii) William E. Goettelman failed to file five Forms 4 to report seven transactions in 1998, (iv) L. Clarke Hill, a holder of the Company's 7% Convertible Debentures that became convertible on April 24, 1999, failed to file a Form 3 to report his beneficial ownership of the Common Stock into which such Debentures are convertible, and (v) Stanley I. Halbreich, who passed away in August 1998, failed to file a Form 4 to report two transactions that were completed in July 1998.

DIRECTORS' FEES

         In 1998, the Company paid each director who is not an employee of the Company a fee of $6,500, plus $1,000 per year for each committee served on. Non-employee directors who have served as such for at least one full year as of the Annual Meeting of

Shareholders receive, immediately following each Annual Meeting of Shareholders, an annual grant of options covering 5,000 shares of Common Stock under the Littlefield, Adams & Company Incentive Plan with an exercise price equal to the fair market value of a share of Common Stock as of the date of grant. In addition, non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with service as a director, including travel expenses.

                             MANAGEMENT COMPENSATION


SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's, President and Chief Executive Officer, the person who served as the Company's Chairman, President and Chief Executive Officer until August 11, 1998, and the Company's other most highly compensated executive officer whose annual cash compensation was $100,000 or more (collectively, the "Named Officers"), based on salary and bonus earned during 1998.


                                                                                 LONG-TERM COMPENSATION
                                                                            --------------------------------
                                             ANNUAL COMPENSATION                     AWARDS          PAYOUTS
                                      ---------------------------------     -----------------------  -------
                                                                OTHER
                                                                ANNUAL      RESTRICTED                           ALL OTHER
                                                                COMPEN-       STOCK                    LTIP       COMPEN-
NAME AND PRINCIPAL                                              SATION       AWARD(S)      OPTIONS/  PAYOUTS      SATION
    POSITION                 YEAR     SALARY ($)  BONUS ($)     ($)(1)         ($)         SARS (#)    ($)        ($)(1)
--------------------------   ----     ----------  ---------     ------         ---         --------    ---        ------
Michael B. Balber(2)         1998     $154,173     $77,130        -0-          -0-             -0-     -0-         -0-
 President and               1997     $111,250       -0-          -0-          -0-          50,000     -0-         -0-
 Chief Executive Officer     1996     $115,192       -0-          -0-          -0-         105,000     -0-         -0-

Stanley I. Halbreich (3)     1998     $ 60,574       -0-          -0-          -0-             -0-     -0-         -0-
 Former Chairman,            1997     $122,116       -0-          -0-          -0-          50,000     -0-         -0-
 President Chief Executive   1996     $147,693       -0-          -0-          -0-         150,000     -0-         -0-
 Officer

Warren L. Rawls (4)          1998     $117,962     $25,710        -0-          -0-             -0-     -0-         -0-
 Chief Financial Officer,    1997     $ 91,846       -0-          -0-          -0-          50,000     -0-       $18,400
 Treasurer and Secretary     1996     $ 96,603       -0-          -0-          -0-         110,000     -0-         -0-

--------------------

(1) Unless a dollar amount other then zero as shown, the dollar value of perquisites and other personal benefits for each of the Named Officers was less than established reporting thresholds.

(2)      Mr. Balber was named President and Chief Executive Officer on August
         21, 1998.

(3) Mr. Halbreich formerly the Chairman, President and Chief Executive Officer of the Company, passed away on August 11, 1998.

(4) The amount listed in the column "All Other Compensation" represents reimbursement of relocation expenses pertaining to Mr. Rawls' Company requested move to Ohio in 1996.

OPTION/SAR GRANTS DURING 1998

         The following table sets forth, for each of the Named Officers, information regarding individual grants of options made in the last fiscal year, and their potential realizable values.



                                                                                                            POTENTIAL REALIZABLE
                                                                                                           VALUE AT ASSUMED ANNUAL
                                                                                                            RATES OF STOCK PRICE
                                                                                                           APPRECIATION FOR OPTION
                                      INDIVIDUAL GRANTS                                                             TERM
----------------------------------------------------------------------------------------------------    ---------------------------
                                                  % OF TOTAL
                                                  OPTIONS GRANTED
                                                  TO EMPLOYEES IN    EXERCISE OR BASE  EXPIRATION
NAME                          OPTION GRANTED      FISCAL YEAR        PRICE ($/SH)         DATE            5% ($)        10% ($)
----                          ---------------     ----------------   ----------------  ----------        -------        -------
Michael B. Balber                    -0-              N/A                  N/A             N/A             N/A            N/A

Stanley I. Halbreich                 -0-              N/A                  N/A             N/A             N/A            N/A

Warren L. Rawls                      -0-              N/A                  N/A             N/A             N/A            N/A



AGGREGATED OPTION/SAR EXERCISES DURING 1998 AND FISCAL YEAR END OPTION/SAR
VALUES

         The following table provides information related to Options exercised by the Named Officers during 1998 and the number and value of unexercised Options held by the Named Officers at year-end. Littlefield does not have any outstanding stock appreciation rights.

                                                                                                         VALUE OF UNEXERCISED
                                                                         NUMBER OF UNEXERCISED               IN-THE-MONEY
                                                                            OPTIONS/SARS AT                  OPTIONS/SARS
                                                                            FISCAL YEAR-END (#)          AT FiSCAL YEAR-END ($)
                                                                     ----------------------------   ---------------------------
                           SHARES ACQUIRED
NAME                       ON EXERCISE (#)    VALUE REALIZED ($)      EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                       ---------------    ------------------      -----------    -------------   -----------    -------------
Michael B. Balber                -0-                -0-                  165,000          -0-          $455,938         N/A

Stanley I. Halbreich             -0-                -0-                  200,000          -0-          $581,251         N/A

Warren L. Rawls                  -0-                -0-                  185,000          -0-          $448,751         N/A

EMPLOYMENT AGREEMENTS WITH STANLEY I. HALBREICH

         Sports Imprints, Inc., formerly a wholly-owned subsidiary of the Company that has since been merged into the Company, had entered into an Employment Agreement with Stanley I. Halbreich, formerly Chairman and Chief Executive Officer of Sports Imprints, Inc. and President, Chairman and Chief Executive Officer of the Company. The Employment Agreement was for an initial term ending December 31, 1995, automatically renewing thereafter on a year to year basis unless either party elects not to renew. The Employment Agreement terminated automatically upon Mr. Halbreich's death on August 11, 1998. The Employment Agreement provided for the payment of an annual base salary of $100,000, plus an annual bonus equal to 9% of the first $500,000 of Sports Imprints, Inc.'s calendar year pre-tax earnings, subject to non-refundable monthly draws in anticipation thereof of $4,100.

EMPLOYMENT AGREEMENT WITH WARREN L. RAWLS

         On June 21, 1996, the Company entered into an Employment Agreement with Warren L. Rawls, then Secretary of the Company and currently the Chief Financial Officer, Treasurer and Secretary of the Company. The Employment Agreement was for a two year term, ending June 30, 1998. The Employment Agreement provided for the payment of an annual base salary of not less than $100,000. The Employment Agreement also provided that Mr. Rawls would be eligible to participate in any cash or stock bonus programs that may be established by the Company. The Employment Agreement was terminable by the Company with or without cause; however, if the Company had terminated the Employment Agreement without cause, Mr. Rawls would have been entitled to a severance payment of $100,000 (if terminated prior to June 30, 1997) or $50,000 (if terminated between July 1, 1997 and June 30, 1998). Although Mr. Rawls continues to be an employee of the Company, the Employment Agreement, which expired on June 30, 1998, has not been renewed.

                        REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors of Littlefield does not have a compensation committee. Decisions regarding 1998 compensation of the Company's executives were made by the Board of Directors, except that decisions regarding grants of awards under the Littlefield, Adams & Company Incentive Plan were made by the Incentive Compensation Committee of the Board of Directors.

         Pursuant to rules adopted by the Securities and Exchange Commission, set forth below is a report submitted by the Company's Board of Directors addressing the Company's compensation policies for 1998 as they affected the Company's executive officers generally and, in particular, as they affected Stanley I. Halbreich, the Company's former President and Chief Executive Officer, and Michael B. Balber, the Company's present President and Chief Executive Officer.

COMPENSATION POLICIES REGARDING EXECUTIVE OFFICERS

         The Company's executive compensation policies during 1998 were intended to provide competitive levels of compensation in order to attract and retain qualified executives, and to recognize individual contributions to the successful achievement of the Company's business objectives. Compensation paid the Company's executive officers for 1998 consisted primarily of base annual salary and bonuses. In determining such compensation, the prevailing levels of compensation paid by the Company's competitors, as well as the individual contributions to the Company which each of the executives has made and would be expected to make in the future are considered on an informal basis.

         The Board of Directors intends that part of the cash compensation to executive officers should be based on the annual profitability achieved. Beginning with 1998, incentive bonuses for the Chief Executive Officer and Chief Financial Officer are determined by multiplying Net Income, adjusted to remove the effects of accruals for these bonuses, by a bonus percentage set by the Board of Directors. For 1998, the bonus percentages for the Chief Executive Officer and Chief Financial Officer were 3% and 1%, respectively. If annual diluted earnings per share, adjusted to remove the effects of accruals for these bonuses, should equal or exceed $1.55 per share, the bonus amounts will be doubled. The Board believes such bonuses, which relate to annual profitability, will motivate the executive officers to manage and direct the Company's operations in an efficient and profitable manner. Since bonuses are based on an executive officer's participation for an entire fiscal year, the Board believes such bonuses will help retain qualified executives and complement the long-term incentives provided by stock options granted under the Company's Incentive Plan.

         The Board of Directors intends that the Company's Incentive Plan be utilized to provide long-term incentives to executive officers by enabling them to share in the future growth of the Company's business. The Board believes that stock-based performance compensation arrangements are beneficial in aligning management's' and shareholders' interests in the enhancement of shareholder value over the long-term. Options granted pursuant to the Incentive Plan generally have exercise prices equal to the market price of the Company's Common Stock on the date the Options are granted, and with limited exceptions are exercisable only during an executive officer's tenure with the Company and for three months thereafter. Thus, values which may be realized by an executive officer upon exercise of Options will generally result directly from appreciation in the Company's stock price following the grant of the Option. The Committee believes that by making infrequent Option grants potentially exercisable for a significant number of shares, an optionee will be motivated to generate potential gains by working to steadily increase the value of the Common Stock over the long term, to a greater extent than if the same number of Options were granted over the same period in smaller annual installments, because the exercise prices of the annual grants would increase in tandem with increases in the Company's stock price. Even though no Options were granted to executives in 1998, the Incentive Plan still provides long-term incentives from the Options already granted and the ability to grant more Options in the future.

1998 COMPENSATION OF CHIEF EXECUTIVE OFFICERS

         Regulations of the Securities and Exchange Commission require disclosure of the bases for compensation reported for Mr. Halbreich, who served as President, Chief Executive Officer and Chairman of the Board and General Counsel until his death on August 11, 1998, and for Mr. Balber, who has served as President and Chief Executive Officer since August 21, 1998.

         During 1998, Mr. Halbreich earned $60,574 as compensation for serving as the Company's President and Chief Executive Officer. The amount of Mr. Halbreich's 1998 compensation was determined by the Employment Agreement, except that Mr. Halbreich voluntarily reduced the amount of his salary by 33.3% commencing June 8, 1997 until July 31, 1998. In September 1997, Mr. Halbreich voluntarily started deferring the payment of the majority of his salary. As of December 31, 1998, all amounts of compensation deferred by Mr. Halbreich had been paid.

         Mr. Balber earned $231,303 during 1998, including an incentive bonus of $77,130, for his service as an officer and employee of the Company. Mr. Balber's compensation as President and Chief Executive Officer consists of a salary of $165,000 per year, plus an incentive bonus equal to 3% of the Company's net income, as adjusted to remove the effect of accruals for the bonus. The Company provides Mr. Balber with a leased automobile at a cost of approximately $4,000 per year.

         During the period from June 8, 1997 until July 31, 1998, Mr. Balber voluntarily reduced his salary by 20%. In October 1998, the Board of Directors authorized the Company to pay Mr. Balber additional compensation in the amount of $28,846 to make up the shortfall created by the 20% voluntary reduction described above. Such amount was paid to Mr. Balber in October 1998.

SUBMITTED BY THE BOARD OF DIRECTORS:

                  Michael B. Balber
                  William E. Goettelman
                  Warren L. Rawls
                  Martin B. Shifrin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Board of Directors does not currently have a compensation committee; however, the Board of Directors has established an Incentive Compensation Committee. All executive compensation decisions, other than with respect to the granting of awards under (and administering) the Incentive Plan, were made by the Board of Directors. Stanley I. Halbreich, President, Chairman and Chief Executive Officer of the Company until August 11, 1998, and Michael B. Balber, President and Chief Executive Officer of the Company from August 21, 1998, are directors of the Company and participated in the Board's deliberations on executive compensation.

         None of the executive officers of the Company serves as a compensation committee or board member of any other entity, one of whose executive officers served on the Board of Directors of the Company.

STOCK PERFORMANCE CHART

         The line graph set forth below compares the cumulative total shareholder return on Littlefield Common Stock with that of the Standard & Poor's Composite Index ("S&P 500") and Standard & Poor's Textile Apparel Manufacturers Index ("S&P Textile-Apparel Mfr") for the five years ended December 31, 1998. The comparison assumes $100 was invested on December 31, 1993 in Littlefield Common Stock and in each of the foregoing indices and that all dividends paid by companies included in each index were reinvested. Littlefield Common Stock was suspended from trading on the American Stock Exchange from March 31, 1994, until May 4, 1994. Because the Company did not fully satisfy all of the guidelines of the American Stock Exchange for continued listing, the Company consented to the removal of its Common Stock from such Exchange. September 5, 1997, was the last day of trading for the Company's Common Stock on the American Stock Exchange. The Company's Common Stock now trades on the NASD's OTC Electronic Bulletin Board under the symbol FUNW.


Littlefield Adams & Co (FUNW)

                                              CUMULATIVE TOTAL RETURN
                                    --------------------------------------------
                                    12/93   12/94   12/95   12/96   12/97  12/98

LITTLEFIELD, ADAMS & COMPANY         100     30        8      14       1    23
S & P 500                            100    101      139     171     229   294
S & P TEXTILES (APPAREL)             100     98      110     125     135   117

                                 PROPOSAL NO. 2

        PROPOSAL TO EFFECT A MERGER TO CHANGE THE STATE OF INCORPORATION
              OF THE COMPANY TO DELAWARE, DECREASE THE PAR VALUE OF
                    THE COMPANY'S COMMON STOCK AND CHANGE THE NAME OF THE
                      COMPANY TO FUNWEAR, INC.


PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from New Jersey to Delaware. At the time of the Company's incorporation in New Jersey in 1949, the New Jersey Business Corporation Act (the "New Jersey Law") was deemed to be adequate and appropriate for the conduct of the Company's business, which at that time was based in the State of New Jersey. The Company has not had offices in New Jersey for many years, and over the years, the changes in the Company's business has increased its need for a more sophisticated corporate structure and a more flexible and current regulatory foundation.

         For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and adaptable corporation laws which are periodically updated and revised to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate legal issues and a substantial body of case law has developed construing Delaware law and establishing public policy with respect to Delaware corporations. The relative clarity and predictability of Delaware corporate law presented in the numerous precedents decided by the Delaware courts should be of great advantage to the Company by allowing it to make corporate decisions and take actions with increased confidence of what the outcome and consequences of those decisions and actions will be under the General Corporation Law of the State of Delaware (the "Delaware Law"). Further, the Delaware Secretary of State's office is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state's business laws and regulations. As a result of these and other factors, many major corporations have chosen Delaware for their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company.

         For the foregoing reasons, the Board of Directors believes that the activities of the Company, both present and contemplated, can be better managed if the Company were governed by the Delaware Law. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under the Delaware Law than under the New Jersey Law. See the discussion under the heading "Comparison of Shareholders' Rights under New Jersey Law and Delaware Law," below.

         On February 16, 1999, the Company's Board of Directors approved, subject to shareholder approval, a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from New Jersey to Delaware by means of a merger (the "Merger") of the Company with and into FunWear, Inc. ("FunWear"), a newly formed, wholly-owned subsidiary of the Company that has been incorporated under the Delaware Law to effect the Reincorporation Proposal. The principal office of FunWear is 6262 Executive Boulevard, Huber Heights, Ohio 45424. If the shareholders approve the Reincorporation Proposal, FunWear will be the successor corporation of the Merger. A consequence of this Merger will be a change in the law applicable to the Company's corporate affairs, from the New Jersey Law to the Delaware Law, which will also result in certain differences in shareholders' rights. See "Comparison of Shareholders' Rights under New Jersey Law and Delaware Law," below. In addition, in connection with and as a consequence of the Merger, the name of Company will be changed to "FunWear, Inc." and the par value of the Company's Common Stock will be reduced from $1.00 per share to $0.01 per share.

         The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between the New Jersey Law and the Delaware Law. This summary does not purport to be a complete description of the Reincorporation Proposal or the differences between shareholders' rights under the New Jersey Law and the Delaware Law and is qualified in its entirety by reference to (i) the Agreement of Merger between the Company and FunWear (the "Merger Agreement") attached hereto as Annex I,
(ii) the Certificate of Incorporation of FunWear (the "New Certificate") attached hereto as Annex II, and (iii) the Bylaws of FunWear (the "New Bylaws") attached hereto as Annex III. Copies of the Company's Amended and Restated Articles of Incorporation, as amended (the "Company Articles"), and Bylaws (the "Company Bylaws") are available for inspection at the Company's principal office, and copies will be sent to shareholders on request, without charge.

         Approval of the Reincorporation Proposal by the Company's shareholders will also constitute approval of the Merger and the Merger Agreement, as well as other matters included in the Reincorporation Proposal described in this Proxy Statement. Pursuant to the terms of the Merger Agreement, the New Certificate and New Bylaws will replace the Company Articles and Company Bylaws as the charter documents affecting corporate governance and shareholders' rights. For a description of the differences between the Company Articles and Company Bylaws and the New Certificate and New Bylaws, see "Comparison of Certain Charter Document Provisions," below.

         The approval of the Reincorporation Proposal will affect certain rights of the Company's shareholders. Accordingly, shareholders are urged to carefully read this Proxy Statement and the Annexes hereto. Shareholders of the Company whose shares are not voted in favor of the Reincorporation Proposal or duly revoke their vote have a statutory right to be paid, in cash, the fair market value of their shares, provided that specific procedures are followed. See "Rights of Dissenting Shareholders," below.

         Principal Features of the Reincorporation Proposal

         At the Effective Time of the Merger (as defined in the Merger Agreement), the separate existence of the Company will cease and FunWear, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger, be converted into one share of Common Stock, $.01 par value, of FunWear ("FunWear Common Stock"). At the Effective Time, certificates which immediately prior to the Effective Time represented Common Stock of the Company, including Common Stock held in the treasury of the Company, will be deemed for all purposes to represent the same number of shares of FunWear Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF FUNWEAR.

         Approval of the Reincorporation Proposal will not result in any change in the business, management, assets or liabilities of the Company. The Directors and Officers of the Company, including those Directors elected at the Annual Meeting, will be the Directors of FunWear following the Merger. Following the consummation of the Merger, FunWear Common Stock will be listed on the NASD Over-The-Counter Bulletin Board ("OTCBB"), where the Common Stock of the Company is currently listed. The OTCBB will consider the delivery of existing stock certificates representing Common Stock of the Company as constituting "good delivery" of shares of FunWear Common Stock in transactions subsequent to the Merger.

         Pursuant to the terms of the Merger Agreement, each option and warrant to purchase and debenture convertible into Common Stock of the Company outstanding immediately prior to the Effective Time of the Merger will become an option or warrant to purchase or debenture convertible into FunWear Common Stock, subject to the same terms and conditions as set forth in the Incentive Plan, or other agreement pursuant to which such option or warrant was granted or debenture was issued, as the case may be. All employee benefit plans and other agreements and arrangements of the Company will be continued by FunWear upon the same terms and subject to the same conditions as currently in effect.

         In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values.

         It is anticipated that, if approved by the shareholders, the Merger will become effective as soon as practicable after the Annual Meeting. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of either the Company or FunWear prior to the Effective Time, either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval; provided, however, that the Merger Agreement may not be amended after shareholder approval if such amendment would (1) alter or change the amount or kind of shares to be received by shareholders in the Merger, (2) alter or change any term of the New Certificate, (3) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the shareholders, or (4) violate applicable law.

         Comparison of Certain Charter Document Provisions

         The New Certificate and New Bylaws are similar to the Company Articles and Company Bylaws with respect to most material provisions. Differences between the New Certificate and New Bylaws and the Company Articles and Company Bylaws are primarily the result of differences between the Delaware Law and the New Jersey Law, as well as the decrease in the par value of the Company's common stock. See "Comparison of Shareholders' Rights under the New Jersey Law and the Delaware Law," below. Significant provisions of the New Certificate and New Bylaws, and certain important similarities and differences between them and the Company Articles and the Company Bylaws of the Company, are discussed below.

         Capital Stock. The authorized capital stock of the Company currently consists of 25,000,000 shares of Common Stock, $1.00 par value per share. As of the record date, 2,790,057 shares of Common Stock were issued and outstanding and, as of the effective date of the Merger Agreement, a total of 1,836,993 shares of Common Stock have been reserved for issuance.

         Of the reserved shares of Common Stock, a total of 237,000 shares have been reserved for issuance under the Company's Incentive Plan and 1,599,993 shares have been reserved for issuance upon conversion of the Company's outstanding 7% Convertible Debentures.

         The capitalization of FunWear will consist of 25,000,000 shares of Common Stock, par value $.01 per share ("FunWear Common Stock"). Other than the change in the par value of shares of FunWear Common Stock, the provisions of the New Certificate setting forth the terms of FunWear Common Stock are unchanged from the provisions of the Company Articles with regard to the Common Stock of the Company.

         Preemptive Rights. Under the New Jersey Law and the Delaware Law, shareholders have preemptive rights to purchase shares only if the certificate of incorporation so provides. The Company Articles and the New Certificate do not provide shareholders with preemptive rights.

         Compromises with Creditors and Shareholders. The Delaware Law provides that a certificate of incorporation may contain a provision allowing for a compromise or arrangement between a corporation and its creditors or shareholders. Under such a provision, whenever such a compromise or arrangement is proposed, a Delaware court may order a meeting for the purpose of eliciting an agreement to the compromise or the arrangement which would be binding on all such creditors and/or shareholders and the corporation. The New Certificate contains such a provision.

         Board of Directors; Committees.

         Both the New Jersey Law and the Delaware Law permit, but do not require, the adoption of a "classified" Board of Directors with staggered terms under which a part of the Board of Directors is elected each year. Under the New Jersey Law, the authorization for such as classified Board of Directors must be included in the corporation's certificate of incorporation or an amendment thereto. Additionally, under the New Jersey Law, the maximum term of each class of directors is five years. In contrast, the Delaware Law permits the authorization of a classified Board of Directors to be included in the certificate of incorporation or by-laws of a corporation or an amendment to either document. The Delaware Law does not limit the term of any director. The Board of Directors of FunWear will be classified in the same manner as the Board of Directors of the Company.

         Under the New Jersey Law, unless the certificate of incorporation or by-laws provide otherwise, a vacancy, however caused, and newly created directorships resulting from an increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors. In addition, under the New Jersey Law, any directorship not filled by the board may be filled by the shareholders. Under the Delaware Law, vacancies may be filled by a majority of the directors then in office unless the certificate of incorporation or by-laws provide otherwise. The By-Laws of FunWear provide that the remaining directors may fill vacancies on the Board of Directors.

         Under the Company Bylaws, a majority of the entire Board constitutes a quorum for the transaction of business by the Board of Directors, and an act by a majority of the quorum of Directors constitutes an act of the Board of Directors. The New Bylaws will provide equivalent provisions.

         The Delaware Law provides that a transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers has an interest may not be voided if: (1) the material facts of the relationship or interest is disclosed or known to the board or committee so deciding and the contract or transaction is authorized in good faith by a majority vote of the disinterested shareholders, even if the number of disinterested directors is less than a quorum; (2) the material facts of the relationship or interest is disclosed to the shareholders and a majority of the shareholders approve of the transaction; or (3) the contract or transaction is fair and reasonable to the corporation. A similar provision exists under the New Jersey Law.

         Under both the Company Bylaws and the New Bylaws, special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the President or any Vice President, or by any two directors.

         The New Jersey Law allows the Board of Directors, by resolution adopted by a majority of the entire Board, to designate an Executive Committee or other committee or committees, each consisting of one or more members, with the power and authority (to the extent permitted by law) to act on behalf of the entire Board if the certificate or bylaws so provides. The Company Articles provide for this. The Delaware Law allows this designation without the need to so provide in the certificate or the bylaws.

         Cumulative Voting. The Company Articles and Company Bylaws do not provide for cumulative voting in the election of directors, nor do the New Certificate and New Bylaws. Therefore, subject to the limitations relating to classified boards as discussed above the holders of a majority of the voting power of the Company will be entitled to elect all of the directors of FunWear

         Director Liability and Indemnification of Officers and Directors. Both the New Jersey Law and the Delaware Law contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

         The New Jersey Law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (i) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law, or
(iii) resulting in receipt by such person of an improper personal benefit. Under the New Jersey Law, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under the New Jersey Law, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under the New Jersey Law, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company Articles include such a provision. The Company Articles do not have any effect on the availability of equitable remedies (such as an injunction or rescissions) for breach of fiduciary duty. However, as a practical matter, equitable remedies may not be available in particular circumstances.

         The Delaware Law permits a corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages in the case of a breach of fiduciary duties by a director, including conduct which could be characterized as negligence or gross negligence. However, no such provision may eliminate or limit the liability of a director (i) in the case of a breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the Delaware Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision may be extended to persons other than directors if such persons exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors. The Delaware Law further provides that no such provision can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under the Delaware Law, a corporation has the power to indemnify a director against judgments, settlements and expenses in any litigation or other proceeding other than a derivative suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of the Delaware Law make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. The Delaware Law also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits, provided he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, subject, in the case of an adverse judgment, to court approval. The New Certificate includes such a provision.

         Amendments to Bylaws. The New Jersey Law provides that a Board of Directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the corporation's shareholders in the corporation's certificate of incorporation. The Company Bylaws do not reserve such power to the shareholders. Under the Delaware Law, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the Board of Directors, have the power to adopt, amend or repeal a corporation's bylaws. The New Certificate grants the Board of Directors the power to amend the New Bylaws.

         Board of Directors. Under the New Jersey Law, a Board of Directors may consist of one or more members as provided in the bylaws and subject to any provision contained in the certificate of incorporation. Under the Delaware Law, a Board of Directors of a corporation may consist of one or more members as provided in the bylaws, unless the certificate of incorporation fixes the number of directors. Both the Company Articles and the New Certificate fix the minimum number of Directors at three and provide that the directors shall be divided into three classes, with each class containing as nearly as possible one-third of the total number of directors and with the directors of each class serving staggered three-year terms.

         Under the New Jersey Law, the Board has the power to make, alter and repeal bylaws unless such power is reserved to the shareholders in a corporation's certificate of incorporation. A Delaware corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. Under the New Certificate, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of FunWear without the assent or vote of the stockholders. The grant of such authority does not divest or otherwise affect the power of the shareholders to adopt, amend or repeal the Bylaws.

         In general, under the New Jersey Law, any or all of the directors of a corporation may be removed for cause, or, unless otherwise provided in the certificate of incorporation, without cause by the vote of a majority of the votes cast by the holders of the shares then entitled to vote at an election of directors; however, if the Board of Directors is classified, shareholders are not entitled to remove directors without cause. Under the Delaware Law, any or all of the directors of a corporation may be removed with or without cause, by the vote of a majority of the shares then entitled to vote at an election of directors; however, if the Board of Directors is classified, directors may be removed only for cause, unless the certificate of incorporation provides otherwise. The Certificate of Incorporation of FunWear does not so provide.

         Dividends. The New Jersey Law prohibits a corporation from making a distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities. The Delaware Law permits a corporation to pay dividends out of any surplus. If it does not have a surplus, a dividend may be paid out of any net profits for the fiscal year in which the dividend is paid or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

         Comparison of Shareholders' Rights under New Jersey Law and Delaware
         Law

         Although it is impracticable to compare all of the aspects in which the New Jersey Law and the Delaware Law differ with respect to shareholders' rights, the following is a summary of certain significant differences. See also "Comparison of Certain Charter Document Provisions," above.

         Amendment of Articles/Certificate of Incorporation. To amend certain terms of a corporation's articles of incorporation, the New Jersey Law allows an amendment to be made by Board action alone (for example, an amendment to effect a share dividend). Other, general amendments under the New Jersey Law require the action of the Board with the approval of shareholders holding a majority of the voting stock entitled to vote thereon (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) unless the corporation's articles of incorporation require a greater percentage. The Company Articles do not require such a percentage. The Delaware Law requires the approval of shareholders holding a majority of the voting power of the outstanding stock of the corporation (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) in order to amend the corporation's certificate of incorporation, unless a greater number or proportion is specified in the certificate of incorporation. The New Certificate does not specify such greater number or other proportion of holders of securities having power to vote.

         Right to Call a Special Meeting of Shareholders. The New Jersey Law provides that a special meeting of shareholders may be called by the president, the board of directors, any shareholder, director, officer or other person as may be provided in the bylaws. Upon application of the holder or holders of not less than ten (10) percent of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called. The Delaware Law provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders. The New Bylaws provide that special meetings of shareholders may be called by the Board or by the President. Special shareholder meetings must be called by the President or the Secretary upon the written request of a majority of the Board of Directors or the written request of shareholders owning a majority of the shares, provided that such request must state the purpose(s) of the proposed meeting.

         Anti-Takeover Provisions. The New Jersey Law provides, among other things, that any person making an offer to purchase in excess of ten (10) percent (or such amount which, when aggregated with such person's present holdings, exceeds ten (10) percent of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, twenty (20) days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety (the "Bureau").

         Such a takeover bid may not proceed until after the receipt by the filing party of the Bureau's permission. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror is such as to jeopardize the financial stability of the target company or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the security holders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's, business, corporate structure, or management are not in the interest of the target company's remaining security holders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining security holders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Chapter 10A of the New Jersey Law.

         Shareholder Protection Act. Chapter 10A was added to the New Jersey law in 1986 to protect shareholders and other corporate "constituents." It generally provides that no resident domestic corporation shall engage in any business combination with any interested stockholder for a period of 5 years following that interested stockholder's stock acquisition date unless the business combination is approved by the Board of Directors prior to that stock acquisition date. An "interested stockholder" is any person (other than the resident domestic corporation or its subsidiary) that (i) is the beneficial owner directly or indirectly, of ten (10) percent or more of the voting power of the outstanding voting stock of the resident domestic corporation, or (ii) is an affiliate or associate of that resident domestic corporation who, at any time within the five year period immediately prior to the date in question, was a beneficial owner. A "beneficial owner" of stock is a person that, individually or with or through any of its affiliates or associates (i) beneficially owns that stock directly or indirectly, (ii) has the right to acquire or vote that stock, or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An "affiliate" of a beneficial owner is a person that directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, the beneficial owner.

         Accordingly, the New Jersey law gives the Company's Board of Directors a veto power over any business combination proposed by one who directly or indirectly acquires 10% or more of the Company's voting stock. The "business combinations" at which these provisions are directed include any merger or consolidation.

         Unless it falls under certain excluded categories of transactions, a business combination is prohibited unless any one of the following three conditions are satisfied:

         (1) the board of directors must approve the business combination prior to the stock acquisition date of the interested stockholder;

         (2) the holders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested stockholder must approve the business combination by affirmative vote at a meeting called for that purpose; or

         (3) (a) the shareholders of the resident domestic corporation must receive the higher of (i) the maximum price paid by the interested stockholder during the five years preceding the announcement date or the date the interested stockholder became such, whichever is higher, or (ii) the market value of the resident domestic corporation's common stock on the announcement date or the interested stockholder's stock acquisition date, whichever yields a higher price,

              (b) the holder of stock other than common stock receives a similarly determined price, taking into account the highest preferential amount per share to which the holders of such shares are entitled in the event of any liquidation, dissolution or winding up of the resident domestic corporation, plus any preferential dividends to which they would be entitled that is not included in the preferential amount,

              (c) the consideration to the stockholders is paid in cash or in the same form that the interested stockholder used to acquire the largest block of stock that he acquired,

              (d) the holders of all outstanding stock not owned by the interested stockholder received the consideration required by the preceding paragraphs in the business combination, and

              (e) the interested stockholder did not become the beneficial owner of any additional shares of stock of the resident domestic corporation between his stock acquisition date and the date of consummation of the business combination, except as part of the transaction that resulted in his becoming an interested stockholder by virtue of proportionate stock splits, dividends or distributions not themselves constituting a business combination, to a business combination meeting the conditions of paragraph (c) bought to purchase at a price that would have satisfied the requirements of paragraphs (a), (b) and (c).

         Delaware's anti-takeover provision, embodied in Section 203 of the Delaware Law, provides that if a person acquires fifteen (15) percent or more of a corporation's voting stock (thereby becoming an "interested stockholder") that person may not engage in a wide range of transactions ("business combinations") with the corporation for a period of three (3) years following the date the person became an interested stockholder unless (i) the board of directors approved either the business combination or the transaction which resulted in the person acquiring such voting stock prior to that acquisition date, (ii) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that person owned at least 85 percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by employee stock plans in which participants do not have the right to confidentially determine whether shares will be tendered in a tender or exchange offer), or
(iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66-2/3 percent of the outstanding voting stock not owned by the interested stockholder.

         For the purpose of determining whether a stockholder is the "owner" of fifteen (15) percent or more of a corporation's voting stock for purposes of
Section 203, ownership is defined broadly to include beneficial ownership and other indicia of control. A "business combination" is also defined broadly as including (i) mergers and sales or other dispositions of ten (10) percent or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt in certain instances by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

         The restrictions placed on interested stockholders under the Delaware law do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision by which it expressly elects not to be governed by the statute, (ii) if the corporation, by action of its shareholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until twelve
(12) months after its adoption and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption, or (iii) if the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the required notice of the proposed transaction which (a) constitutes one of the transactions described in the following paragraph; (b) is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the corporation's board of directors; and (c) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than one) who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.

         The proposed transactions referred to in clause (a) of the preceding sentence are limited to (i) a merger or consolidation of the corporation (except for a merger in which a vote of the stockholders of the corporation is not required); (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any direct or indirect wholly-owned subsidiary or to the corporation) having an aggregate market value equal to fifty (50) percent or more of either the aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (iii) a proposed tender or exchange offer for 50 percent or more of the outstanding voting stock of the corporation. The corporation is required to give not less than twenty (20) days notice to all interested stockholders prior to the consummation of any of the transactions described above.

         As permitted by the Delaware Law, the New Certificate contains a provision electing not to be governed by Section 203. The Board of Directors reviewed the merits of electing to be governed by Section 203 and determined that its protections are not necessary at the present time. This election does not preclude the subsequent amendment of the certificate of incorporation to include the protections of Section 203 if there is a change in circumstances involving the Company. This change would require the approval of the Board of Directors and the Company's stockholders.

         Management of the Company is not aware of any attempt to acquire the Company by a third party and does not have any plans to propose any other changes to the charter documents or corporate structure of the Company which would have an anti-takeover purpose or effect.

         Mergers, Acquisitions and Other Transactions. In addition to the anti-takeover provisions discussed above, the New Jersey Law provides that the sale of substantially all of a corporation's assets, mergers, consolidations, and any acquisitions which involve the issuance of additional voting shares, such that the number of additional voting shares issued exceeds forty (40) percent of the voting shares outstanding prior to the transaction, must be approved by a majority of the shares (or, if applicable, a majority of each class or series of shares) entitled to vote thereon.

         Under the Delaware Law, mergers and consolidations require the approval of a majority of the shares entitled to vote thereon. A sale of substantially all of a Delaware corporation's assets must be approved by a majority of the shares outstanding. However, Delaware Law does not require shareholder approval for acquisitions, whether or not additional shares are issued to effectuate the transaction. The Delaware Law allows a board of directors to issue additional shares of stock, up to the amount authorized in a corporation's certificate of incorporation, unless the certificate of incorporation otherwise provides, which the New Certificate does not.

         Dissolution. The New Jersey Law and the Delaware Law each provide that a corporation may be voluntarily dissolved by (i) the written consent of all its shareholders or (ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted. The New Jersey Law requires that to effect a dissolution by consent of shareholders, all shareholders entitled to vote thereon must sign and file a certificate of dissolution. If dissolution is pursuant to the action of the Board and shareholders, the affirmative vote of the majority of votes cast (assuming that the number of votes cast constitutes a quorum) by the shareholders entitled to vote thereon, while the Delaware Law requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

         Action Without a Meeting. Under the New Jersey Law any action which may be taken by shareholders at a meeting may be taken without a meeting if all the shareholders entitled to vote thereon give their written consent. However, if shareholder approval is required to effectuate a merger, consolidation, acquisition or sale of assets, the transaction may also be effectuated if all of the shares entitled to vote thereon provide written consent and all other shareholders are provided with appropriate notice. The Delaware Law provides that, unless limited by the certificate of incorporation, any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing.

         Loans to Directors/Officers/Employees. The New Jersey Law allows a corporation to lend money to, or guaranty an obligation of, any director, officer or employee of the corporation or any subsidiary whenever the directors determine that such an action may reasonably be expected to benefit the corporation. However, a director who votes for such an action may be held jointly and severally liable if the loan or guaranty is made contrary to the provisions of the New Jersey Law. The Delaware Law permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the corporation or any subsidiary thereof, including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever such loan or guarantee may, in the judgment of the directors, reasonably be expected to benefit the corporation. In contrast to the New Jersey Law, the Delaware Law generally does not impose liability on the directors who vote for or assent to the making of a loan to, or guaranteeing an obligation of an officer, director or shareholder.

         Appraisal Rights. Under the New Jersey Law, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business, unless the certificate of incorporation otherwise provides. However, appraisal rights are not provided when (i) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders) or (ii) no vote of the corporation's shareholders is required for the proposed transaction. See "Rights of Dissenting Shareholders," below.

         Under the Delaware Law, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Such appraisal rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 shareholders and stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the NASD, or held of record by more than 2,000 shareholders or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger.

         Repurchases of Stock. The New Jersey Law prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding,
(iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under the Delaware Law, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair its capital. However, a corporation may redeem preferred stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with the Delaware Law.

         Federal Income Tax Consequences of the Merger

         The Company will not request a ruling from the United States Internal Revenue Service regarding the federal income tax consequences of the Merger. However, the Company believes the Merger will constitute a reorganization under
Section 368 of the Code. Consequently, holders of Common Stock will not recognize any gain or loss for federal income tax purposes as a result of the conversion of their Common Stock into shares of FunWear Common Stock. For federal income tax purposes, a holder's aggregate basis in the shares of FunWear Stock received in the Merger will equal such holder's aggregate basis in the Common Stock converted therefor and such holder's holding period for FunWear Common Stock received in the Merger will include his holding period in the Common Stock converted therefor.

         Likewise, the Company will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to FunWear pursuant to the Merger. In addition, FunWear will succeed to and take into account the earnings and profits, accounting methods, and other tax attributes of the Company specified in Section 381(c) of the Code.

         Holders of Common Stock should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws to the conversion of their Common Stock into shares of Common Stock of FunWear pursuant to the Merger.

         Rights of Dissenting Shareholders

         Chapter 11 of the New Jersey Law sets forth the rights of shareholders of the Company who object to the Plan of Merger and the adoption of the Merger Agreement. Any shareholder of the Company who does NOT vote in favor of the Reincorporation Proposal or who duly revokes his vote in favor of such transaction may be paid, in cash, the fair market value of his shares, provided each and every one of the following actions is strictly complied with, within the time provided therefor:

         1. Prior to the taking of the vote of the shareholders of the Company, a dissenting shareholder must file with the Company, addressed to the attention of Warren L. Rawls, the Secretary of the Company, a written Notice of Dissent therefrom, stating that the shareholder intends to demand payment for his shares if the Merger occurs.

         2. Within ten (10) days after the reincorporation has taken effect, FunWear must give written notice of the effective date of such action, by certified mail, to each shareholder who filed a written Notice of Dissent.

         3. Within twenty (20) days after the mailing of the notice of the effective date of the reincorporation, any shareholder to whom FunWear was required to give such notice and who has filed a written Notice of Dissent, may make written demand on FunWear for the payment of the fair value of his shares.

         4. Not later than twenty (20) days after making such written demand for payment, the dissenting shareholder must submit the certificate or certificates representing his or her shares to FunWear, addressed to the attention of Warren
L. Rawls for notation thereon that such demand has been made, whereupon such certificate or certificates will be returned to the shareholder.

         5. Not later than ten (10) days following such twenty (20) day written demand period, if the dissenting shareholder has made such written demand, FunWear must mail the dissenting shareholder the balance sheet and the surplus statement of FunWear as of the last available date (which shall not be earlier than twelve (12) months prior to the date of the Merger and a profit and loss statement or statements for not less than a twelve (12) month period ending on the date of such balance sheet. This mailing may be accompanied by a written offer from FunWear to pay each dissenting shareholder his shares at a specified price deemed by FunWear to be the fair value thereof.

         6. If the fair value of the shares is not agreed upon between the dissenting shareholder and FunWear within thirty (30) days following the ten
(10) day mailing period, the shareholder is entitled to serve upon FunWear, not later than thirty (30) days after the expiration of the thirty (30) day period available (after the ten (10) day mailing period) for reaching agreement on the fair value, a demand that FunWear commence an action in the Superior Court of New Jersey for the determination of the fair value of the shareholder's FunWear shares.

         7. If FunWear fails to commence such action within thirty (30) days following receipt of the dissenting shareholder's demand that it do so, the shareholder will be entitled to commence such an action in the name of FunWear not later than ninety (90) days following his or her demand that FunWear commence such action. The FunWear intends to commence such a proceeding in the event of such a disagreement.

         A negative vote on the Reincorporation Proposal does not constitute a "written objection" required to be filed by an objecting stockholder. Failure by a stockholder to vote against the Reincorporation Proposal will not, however, constitute a waiver of rights under Chapter 11 of the New Jersey Law provided that a written objection is properly filed and such stockholder has not voted in favor of the Reincorporation Proposal.

         The foregoing does not purport to be a complete statement of the provisions of Chapter 11 of the New Jersey Law and is qualified in its entirety by reference to the Chapter, a copy of which is reproduced in full as Annex IV. Each stockholder intending to exercise dissenters' rights should review Annex IV carefully and consult his counsel for a more complete and definitive statement of the rights of dissenting stockholders and the proper procedure in order to exercise such rights.

         Under the Merger Agreement, the Board of Directors may abandon the Reincorporation Proposal, even after stockholder approval, if for any reason the Board determines that it is inadvisable to proceed, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

         Vote Required

         The affirmative vote of holders of two-thirds of the shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for approval of the Reincorporation Proposal. A vote for the Reincorporation Proposal will constitute specific stockholder approval for the adoption of the Merger Agreement and all other transactions related to the Reincorporation Proposal.


RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Company's Board of Directors recommends a vote FOR Proposal No. 2.

                                    AUDITORS

         Arthur Andersen LLP has audited the Company's financial statements for the years ending December 31, 1994 through 1998. Representatives of Arthur Andersen LLP are expected to be available at the Meeting and will have the opportunity to make a statement if they desire. They will also be available to respond to appropriate questions.


                       DEADLINE FOR SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the next annual meeting of shareholders, to be held in 2000, must be received by the Company at 6262 Executive Boulevard, Huber Heights, Ohio 45424 by December 31, 1999 (as determined in accordance with SEC Rules 14a-5 and 14a-8(e)(2)) to be included in the proxy statement and form of proxy relating to that meeting.


                           ANNUAL REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available to shareholders on request and may be obtained by writing to: Littlefield, Adams & Company, 6262 Executive Boulevard, Huber Heights, Ohio 45424, Attention: Corporate Secretary.

                                 OTHER BUSINESS

         The Board of Directors does not know of any matter to be brought before the Meeting other than the matters specified in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy by the Board of Directors will vote all proxies which have been properly executed. If any matters set forth in the Notice of Annual Meeting are properly brought before the Meeting, such persons will vote thereon in accordance with their best judgment.

                                            By Order of the Board of Directors

                                            WARREN L. RAWLS
                                            Secretary

                                                                         ANNEX I


                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER, dated as of April __, 1999, by and between FunWear, Inc., a Delaware corporation, and Littlefield, Adams & Company, a New Jersey corporation ("Littlefield") and the sole shareholder of FunWear "FunWear").

         WHEREAS, the Board of Directors and the shareholders of each of FunWear and Littlefield have each approved the merger of Littlefield with and into FunWear in accordance with the General Corporation Law of the State of Delaware (the "GCL") and the New Jersey Business Corporation Act (the "NJBCA") upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, FunWear and Littlefield hereby agree as follows:

         1. The Merger. Upon the terms and conditions hereof, and in accordance with the GCL and the NJBCA, at the Effective Time (as defined below), Littlefield shall be merged (the "Merger") with and into FunWear.

         2. Effective Time. As soon as practicable following the execution hereof Littlefield and FunWear shall file with the Secretary of State of the State of Delaware a certificate of ownership and merger executed in accordance with the relevant provisions of the GCL, and FunWear and Littlefield shall file with the Secretary of State of the State of New Jersey a certificate of merger executed in accordance with the relevant provisions of the NJBCA. The Merger shall become effective at the time each such filing is completed (the "Effective Time").

         3. Effects of the Merger. The Merger shall have the effects set forth in the GCL and the NJBCA. Without limiting the generality of the foregoing, at the Effective Time: (a) the separate existence of Littlefield shall cease; (b) FunWear as the surviving corporation (the "Surviving Corporation") shall possess all of the rights, privileges, powers, immunities, purposes and franchises, both public and private, of each of Littlefield and FunWear; (c) all real and personal property, tangible and intangible of every kind and description belonging to Littlefield and FunWear shall be vested in the Surviving Corporation without further act or deed, and the title to any real estate or any interest therein vested in either Littlefield or FunWear shall not revert or in any way be impaired by reason of the Merger; and (d) the Surviving Corporation shall assume all the obligations of Littlefield.

         4. Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of FunWear shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

         5. Directors. The directors of Littlefield at the Effective Time shall be the initial directors of the Surviving Corporation, until their successors shall have been duly elected or appointed and qualified.

         6. Officers. The officers of Littlefield at the Effective Time shall be the initial officers of the Surviving Corporation, until their successors shall have been duly appointed.

         7. Conversion of Stock of FunWear and Littlefield.

                   (a) At the Effective Time, each share of common stock, $1.00 par value per share, of Littlefield (the "Littlefield Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one fully paid and nonassessable share of common stock, par value $.01 per share, of FunWear (the "FunWear Common Stock"). Upon the surrender to FunWear of any certificates evidencing shares of Littlefield Common Stock by any holder thereof, FunWear agrees to issue to such holder certificates evidencing an equal number of shares of FunWear Common Stock.

                   (b) Each share of capital stock of FunWear issued and immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist.

         8. Warrants, Options and Debentures. At the Effective Time, any warrants or options to purchase shares of Littlefield Common Stock, and any rights to receive Littlefield Common Stock upon conversion of any debentures or other instruments (collectively, the "Rights") issued by Littlefield and outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holders of the Rights, be converted into and become warrants, options or rights to purchase or receive, as the case may be (the "New Rights"), an equal number of shares of FunWear Common Stock upon substantially the same terms and conditions as the Rights and any other rights and obligations contained in the certificates evidencing the Rights shall be deemed to be and shall become the rights and obligations of FunWear. At the Effective Time, by its signature below, FunWear assumes absolutely, unconditionally and irrevocably the obligations of Littlefield under the certificates and other instruments evidencing the Rights. At the Effective Time, FunWear agrees to reserve for issuance shares of FunWear Common Stock equal in number to the number of shares of Littlefield Common Stock for which the New Rights may be exercised. Upon the surrender to FunWear of any certificate or other instrument evidencing Rights by any holder of Rights, FunWear agrees to issue to any such holder a certificate or other instrument, as the case may be, evidencing New Rights to purchase that number of shares of FunWear Common Stock equal to the number of shares of Littlefield Common Stock for which the Rights so surrendered were exercisable.

         9. Other Actions. From and after the Effective Time, the parties hereto shall take such other and further actions, in addition to the filings described in paragraph 1, as may be required by law to make the Merger effective.

         10. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws; provided, however, that the consummation and effectiveness of the Merger shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the State of New Jersey.

         11. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         12. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement except for Sections 7, and 8 hereof (which are intended to be for the benefit of the persons referred to therein, and may be enforced by such persons).

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.


                                            LITTLEFIELD, ADAMS & COMPANY,
                                            a New Jersey corporation


                                            By:
                                               ---------------------------------


                                            FUNWEAR, INC.
                                            a Delaware corporation


                                            By:
                                               ---------------------------------

                                                                        ANNEX II


                          CERTIFICATE OF INCORPORATION
                                       OF
                                  FUNWEAR, INC.

         The undersigned, for the purpose of organizing a corporation (the "Corporation") pursuant to the provisions of the General Corporation Law of the State of Delaware ("General Corporation Law"), does make and file this Certificate of Incorporation and does hereby certify as follows:

         FIRST: Name: The name of the corporation is FunWear, Inc.

         SECOND: Registered Office: The registered office of the Corporation is to be located at 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801. The name of its registered agent is The Corporation Trust Company, whose address is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

         THIRD: Purposes: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

         FOURTH. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 25,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"). No holder of shares of capital stock of the Corporation shall, by reason of holding such shares, possess any preemptive or preferential right to purchase or subscribe to additional, unissued or treasury shares, or rights to purchase shares, of any class or series of capital stock of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying rights to purchase shares of any class or series, now or hereafter to be authorized; provided, however, that in connection with the issuance of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation, as amended from time to time.

         FIFTH: Indemnity: The Corporation shall, to the fullest extent legally permissible, indemnify (fully or, if not possible, partially) each of its directors and officers, and persons who serve at its request as directors or officers of another organization in which it owns shares or of which it is a creditor, against all liabilities (including expenses) imposed upon or reasonably incurred by him in connection with any action, suit or other proceeding, civil or criminal (including investigations, audits, the activities of, or service upon special committees of the board) in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his acts or omissions as such director or officer, unless in any proceeding he shall be finally adjudged not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation; provided, however, that such indemnification shall not cover liabilities in connection with any matter which shall be disposed of through a compromise payment by such director or officer, pursuant to a consent decree or otherwise, unless such compromise shall be approved as in the best interest of the Corporation, after notice that it involved such indemnification, (a) by a vote of the directors in which no interested director participates, or (b) by a vote or the written approval of the holders of a majority of the outstanding stock at the time having the right to vote for directors, not counting as outstanding any stock owned by any interested director or officer. Such indemnification may include payment by the Corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification under these provisions. The rights of indemnification hereby provided shall not be exclusive of or affect other rights to which any director or officer may be entitled. As used in this paragraph, the terms "director" and "officer" include their respective heirs, executors and administrators, and an "interested" director or officer is one against whom as such the proceedings in question or another proceeding on the same or similar grounds is then pending.

         Indemnification of employees and other agents of the Corporation (including persons who serve at its request as employees or other agents of another organization in which it owns shares or of which it is a creditor) may be provided by the Corporation to whatever extent shall be authorized by the directors before or after the occurrence of any event as to or in consequence of which indemnification may be sought. Any indemnification to which a person is entitled under these provisions may be provided although the person to be indemnified is no longer a director, officer, employee or agent of the Corporation or of such other organization. It is the intent of these provisions to indemnify director and officers to the fullest extent not specifically prohibited by law, including indemnification against claims brought derivatively, in the name of the Corporation, and that such directors and officers need not exhaust any other remedies.

         SIXTH: Meetings: Elections: Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Subject to the provisions of any law or regulation, the books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. The election of directors need not be by written ballot unless the Bylaws so provide.

         SEVENTH: Bylaws: The board of directors of the Corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal Bylaws of the Corporation, except as such power may be restricted or limited by the General Corporation Law.

         EIGHTH: Compromise or Arrangement: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provision of Section 291 of the General Corporation Law, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of the General Corporation Law, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

         NINTH: Exculpation: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's Duty of Loyalty (as herein defined) to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of this provision, Duty of Loyalty means, and only means, the duty not to profit personally at the expense of the Corporation and does not include conduct, whether deemed violation of fiduciary duty or otherwise, which does not involve personal monetary profit.

         TENTH: Reservation of Amendment Power: Subject to the limitations set forth herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

         ELEVENTH: Management: Except as otherwise required by law, by the Certificate of Incorporation or by the Bylaws of the Corporation, as from time to time amended, the business of the Corporation shall be managed by its board of directors, which shall have and may exercise all the powers of the Corporation. The board of directors of the Corporation is hereby specifically authorized and empowered from time to time in its discretion to determine the extent, if any, to which and the time and place at which, and the conditions under which any stockholder of the Corporation may examine books and records of the Corporation, other than the books and records now or hereafter required by statute to be kept open for inspection of stockholders of the Corporation.

         TWELFTH: Staggered Board: The Board of Directors shall consist of not less than three (3) nor more than (9) directors and the number of directors to serve on the Board at any one time, within the foregoing limits, shall be fixed by action of the Board of Directors. The directors shall be divided into three classes, each class to contain as near as possible to one-third (1/3) of the whole number of directors of the Board of Directors so fixed and, except as otherwise provided by statute, in the case of any increase in the number of directors so fixed, such increase shall be apportioned among the classes of directors so as to maintain each class as near as possible to one-third (1/3) of the whole number of directors as so increased. The initial term of office for members of the first class shall expire at the annual meeting of stockholders next following; the initial term of office for members of the second class shall expire at the annual meeting of stockholders one year thereafter; and the initial term of office for the third class shall expire at the annual meeting of stockholders two years thereafter. At the expiration of the initial term, and of each succeeding term of each class, the directors of each class shall be elected to serve for a term of three years. Directors elected or appointed to a vacancy in a class shall serve the remaining unexpired term of the director replaced. The bylaws may contain any provision regarding classification of directors not inconsistent with the terms hereof.

         THIRTEENTH: Liquidation: Any vote or votes authorizing liquidation of the Corporation or proceedings for its dissolution may provide, subject to the rights of creditors and rights expressly provided for particular classes or series of stock, for the distribution pro rata among the stockholders of the Corporation of the assets of the Corporation, wholly or in part in kind, whether such assets be in cash or other property, and may authorize the board of directors of the Corporation to determine the value of the different assets of the Corporation for the purpose of such liquidation and may authorize the board of directors of the Corporation to divide such assets or any part thereof among the stockholders of the Corporation, in such manner that every stockholder will receive a proportionate amount in value (determined as aforesaid) of cash or property of the Corporation upon such liquidation or dissolution even though each stockholder may not receive a strictly proportionate part of each such asset.

         FOURTEENTH: Purchase of Shares: The Corporation may purchase directly or indirectly its own shares to the extent the money or other property paid or the indebtedness issued therefore does not (i) render the Corporation unable to pay its debts as they become due in the usual course of business or (ii) exceed the surplus of the Corporation, as defined in the General Corporation Law. Notwithstanding the limitations contained in the preceding sentence, the Corporation may purchase any of its own shares for the following purposes, provided that the net assets of the Corporation, as defined in the General Corporation Law, are not less than the amount of money or other property paid or the indebtedness issued therefor: (i) to eliminate fractional shares; (ii) to collect or compromise indebtedness owed by or to the Corporation; (iii) to pay dissenting shareholders entitled to payment for their shares under the General Corporation Law; and (iv) to effect the purchase or redemption of redeemable shares in accordance with the General Corporation Law.

         FIFTEENTH:  Section 203 Opt Out

         The Corporation hereby elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware as from time to time in effect or any successor provision thereto.

         SIXTEENTH: The name and address of the Incorporator is:

                                    Charles B. Friedman, Esq.
                                    c/o Morrison & Foerster LLP
                                    1290 Avenue of the Americas
                                    New York, New York 10104

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this day of April, 1999.


                                             INCORPORATOR:


                                             --------------------------------
                                             Charles B. Friedman

                                                                       ANNEX III


                                     BY-LAWS

                                       OF

                                  FUNWEAR, INC.


                                 April __, 1999



                                    ARTICLE I

                                CORPORATE OFFICES


              SECTION 1. Location of Office. The registered office of the Corporation is to be located at 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801. The name of its registered agent is The Corporation Trust Company, whose address is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

              SECTION 2. Additional Offices. The corporation shall have such other offices, within or without the State of Delaware and within or without the United States, as may be fixed by the Board of Directors from time to time.


                                   ARTICLE II

                                  STOCKHOLDERS


              SECTION 1. Place of Meeting of Stockholders. All meetings, regular and special, of the stockholders shall be held at the principal office of the corporation in the State of Delaware or at such other place, within or without the State of Delaware, as may be determined by the Board of Directors and as may be designated in the notice of such meeting.

              SECTION 2. Annual Meeting of Stockholders. The annual meeting of the stockholders for the election of directors, and the transaction of such other business as may properly come before such meeting, shall be held on a date selected by the Board of Directors.

              SECTION 3. Special Meetings of the Stockholders. Special meetings of the stockholders may be called by the President, a majority of the members of the Board, the Chairman of the Board or persons holding one-third of the stock of the corporation. Notice of such special meetings shall specify the purpose thereof.

              SECTION 4. Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, to give a written consent to any action without a meeting or to receive payment of any dividend or allotment of any right, the Board may fix a date as the record date for such determination. The record date shall not be more than sixty (60) days before the stockholders' meeting or other corporate action or event to which it relates. The record date for a stockholders' meeting shall not be less than ten (10) days before the date of the meeting. In the event dividends are declared, stock transfer books will not be closed but a record date will be set by the Corporation, upon which the transfer agent will take a record of all stockholders entitled to the dividend without actually closing the books for transfers of stock.

              SECTION 5. Notice of Meetings of Stockholders. Except as otherwise provided by law, written notice of every stockholders' meeting shall be given, personally or by mail, not less than ten

(10) nor more than sixty (60) days before the date of such meeting to each stockholder of record entitled to vote at the meeting. If notice is given by mail, the notice shall be deemed to be given when deposited in the mail addressed to the stockholder to whom it is directed at his or her last address as it appears on the records of the corporation, with postage prepaid thereon. Such notice shall state the time, place and purpose of the meeting.

              SECTION 6. Waiver of Notice of Stockholders Meetings. Notice of a meeting need not be given to any stockholder who signs a waiver of such notice, in person or by proxy, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice.

              SECTION 7. Quorum of Stockholders. The holders of shares entitled to cast a majority of the votes at a meeting shall constitute a quorum at such meeting. The stockholders present in person or by proxy at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Less than a quorum may adjourn.

              SECTION 8. Proxies. Every stockholder entitled to vote at a meeting of stockholders or to express consent without a meeting may authorize another person or persons to act for him or her by proxy. Each proxy shall be executed in writing by the stockholder or his or her agent, except that a proxy may be given by a stockholder or agent by telegram or cable or its equivalent, provided that any such telegram, cablegram or its equivalent must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or its equivalent was authorized by the stockholder. Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization. No proxy shall be valid for more than eleven (11) months unless a longer time is expressly provided therein, but in no event shall a proxy be valid after three (3) years from the date of execution. Unless it is coupled with an interest, a proxy shall be revocable at will. A proxy shall not be revoked by the death or incapacity of the stockholder but such proxy shall continue to force until revoked by the personal representative or guardian of the stockholder. The presence at any meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder shall file written notice of such revocation with the secretary of the meeting prior to the voting of such proxy. A person named in a proxy as the attorney or agent of a stockholder may, if the proxy so provides, substitute another person to act in his or her place, including any other person named as an attorney or agent in the same proxy. The substitution shall not be effective until an instrument effecting it is filed with the secretary of the corporations.

              SECTION 9. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the corporation shall make and certify a complete list of the stockholders entitled to vote at a stockholders' meeting or any adjournment. Such list shall (a) be arranged alphabetically with the address of and number of shares held by each stockholder; (b) be produced at the time and place of the meeting; (c) be subject to the inspection of any stockholder during the whole time of the meeting; and (d) be prima facie evidence as to who are the stockholders entitled to examine such list or to vote at any meeting. Unless otherwise required by law, failure to comply with the requirements of this Section 9 shall not affect the validity of any action taken at such meeting.

              SECTION 10. Voting of Shares. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

              SECTION 11. Inspectors of Elections. At each annual meeting the chairman of the meeting may appoint one or more persons to act as inspectors of election at that meeting. No person shall be elected a director in an election for which he or she has served as inspector. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to faithfully execute the duties of inspector.

              SECTION 12. Stockholder Proposals at Annual Meetings. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 120 days prior to the date on which the corporation first mailed its proxy materials for the previous year's annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

         Notwithstanding anything in the by-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 12, provided, however, that nothing in this
Section 12 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

         The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 12, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.


                                   ARTICLE III

                                    DIRECTORS

              SECTION 1. Board of Directors. Except as otherwise provided by law, the business and affairs of the corporation shall be managed by its Board of Directors, each of whom shall be at least 18 years of age.

              SECTION 2. Number of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed as a maximum of nine (9)Directors.

              SECTION 3. Election, Term and Removal of Directors. At each annual meeting the stockholders shall elect by plurality vote of the shares represented in person or in proxy directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term of the election and until his or her successor shall have been elected and qualified.

              SECTION 4. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

              SECTION 5. Vacancies. The Board of Directors may fill a vacancy occurring in the Board of Directors by the affirmative vote of the remaining directors, even though less than a quorum of the Board of Directors, or by a sole remaining director. A director so elected shall hold office until the next succeeding annual meeting of stockholders and until his or her successor shall have been elected and qualified.

              SECTION 6. Resignation. A director may resign by written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice.

              SECTION 7. Quorum. A majority of the entire Board of Directors, or of any committee thereof, shall constitute a quorum for the transaction of business; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. At each meeting of the Board at which a quorum is present all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these by-laws. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

              SECTION 8. Place of Meetings of Directors. The Board of Directors may hold meetings at such place or places as the Board of Directors may from time to time determine. Any or all directors may participate in a meeting of the Board by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other.

              SECTION 9. Meetings of Directors. Meetings of the Board of Directors maybe held either within or without the State of Delaware. Regular meetings of the Board of Directors shall be held at such times as are fixed from time to time by resolution of the Board. Special meetings may be held at any time upon call of the Chairman of the Board, if there be a Chairman, the President, a Vice President or any two (2) Directors.

              SECTION 10. Notice of Meetings of Directors. A meeting of the Board of Directors may be held without notice immediately following the annual meeting of the stockholders. Notice need not be given of regular meetings of the Board of Directors held at times fixed by resolution of the Board of Directors. Special meetings of the Board of Directors may be held upon written or telegraphic notice deposited in the United States mail or delivered to the telegraph company at least two (2) days prior to the day of the meeting.

              Notice of a meeting need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior to its conclusion, the lack of notice.

              Neither the business to be transacted at, nor the purpose or, any meeting of the board need be specified in the notice or waiver of notice of such meeting.

              Notice of an adjourned meeting need not be given if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten (10) days in any one adjournment.

              SECTION 11. Committees. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may appoint from among its members a committee, each of which shall have one or more members. To the extent provided in such resolution, each such committee shall have and may exercise all the authority of the Board of Directors, except that no such committee shall: (a) make, alter or repeal any by-laws of the corporation; (b) elect or appoint any director, or remove any officer or director; (c) submit to stockholders any action that requires stockholders' approval; or (d) amend or repeal any resolution theretofore adopted by the Board of Directors. Unless otherwise determined by resolutions of the Board of Directors (either at the time a committee is appointed or any time thereafter), the members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee.

              The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may: (a) fill any vacancy in any such committee; (b) appoint one or more directors to serve as alternate members of any such committee, to act in the absence or disability of members of any such committee with all the powers of such absent or disabled members; (c) abolish any such committee at its pleasure; and (d) remove any director from membership on such committee at any time, with or without cause.

              Actions taken at a meeting of any such committee shall be reported to the Board of Directors at its next meeting following such committee meeting; except that, when the meeting of the Board of Directors is held within two (2) days after the committee meeting, such report shall, if not made at the first meeting, be made to the Board of Directors at its second meeting following such committee meeting.

              The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors or any member thereof of any responsibility imposed by law.

              The provisions of this Section 11 shall not apply to any committee which acts solely in an advisory capacity to the Board of Directors. Such committee may be appointed by the President.

              SECTION 12. Action of Directors Without Meeting. Any action required or permitted to be taken pursuant to authorization voted at a meeting of the board, or any committee thereof, may be taken without a meeting if, prior or subsequent to such action, all members of the Board of Directors or of the committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Board of Directors or the committee.

              SECTION 13. Director Emeritus. The corporation shall have directors emeriti as shall be elected by the Board of Directors from time to time. The directors emeriti shall have no responsibilities and shall not be entitled to vote at any meeting but may attend any meeting. The qualifications and the compensation for this position shall be set by the Board of Directors from time to time.


                                   ARTICLE IV

                                    OFFICERS

              SECTION 1. Offices, Term, Election, Removal. The officers of the corporation shall be elected by the Board of Directors and shall be a President, one or more Vice Presidents, a Secretary, a Treasurer, such Assistant Secretaries and Assistant Treasurers as may be elected, and a Controller. The Board of Directors may also, elect a Chairman of the Board. Any two offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law or by the by-laws to be executed, acknowledged or verified by two officers. Any officer shall hold office for the term for which he or she is elected and until a successor is elected and has qualified, subject to earlier termination by removal as provided in these by-laws or the certificate of incorporation or resignation. Nothing herein shall prevent the corporation from entering into contracts with any officers employing them as such for life or any lesser period of time.

              An officer elected to fill a vacancy shall hold office for the balance of the unexpired term for which elected.

              Any officer may be removed from office, with or without cause, at any time by the affirmative vote by the majority of the Board of Directors.

              SECTION 2. Duties of Officers:

              A. Chief Executive Officer(s). The office of Chief Executive Officer of the corporation may be held by one or two persons, at the discretion of the Board of Directors. In the event the office of Chief Executive Officer shall be held by two persons, they shall each be the Co-Chief Executive Officer of the corporation, one to be designated by the Board as the Chairman of the Board and the other as the President of the corporation. The Chief Executive Officer(s) shall, subject to the authority of the Board of Directors, have responsibility for the general and active management of the business of the corporation. Notwithstanding anything contained in these by-laws to the contrary, if there be Co-Chief Executive Officers, the Chairman of the Board, in addition to the duties and authority set forth in these by-laws for the Chairman, shall have the duties and authority set forth in these by-laws for the President and, likewise, the President, in addition to the duties and authority set forth in these by-laws for the President, shall have the duties and authority set forth in these by-laws for the Chairman.

              B. Chairman of the Board. The Chairman of the Board, if there be a Chairman of the Board, shall preside at all meetings of the stockholders and the Board of Directors and shall perform such other duties as the Board of Directors shall specify. Except as otherwise provided by law, the Chairman shall possess the power to sign all certificates, contracts or other instruments of the corporation which may be approved from time to time by the Board of Directors or which may be in the ordinary course of business.

              C. President. The President shall be the Chief Executive Officer of the corporation and shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the stockholders and Board of Directors. The President shall make reports to the Board of Directors and stockholders and shall perform such other duties as are incident to this or are required by the Board of Directors, one person may occupy both the office of Chairman of the Board and President if the Board shall so designate.

              D. Vice Presidents. In the order designated by the Board of Directors, Vice Presidents shall exercise the function of the President during the absence or disability of the President and shall perform such other duties as are assigned from time to time by the Board of Directors.

              E. Secretary. The Secretary shall give the requisite notices of meetings of the stockholders and directors and shall record the proceedings of such meetings. In addition to the powers and duties prescribed by, law the Secretary shall have such other powers and perform such other duties as shall at any time be required by the Board of Directors.

              F. Treasurer. The Treasurer shall be the Chief Financial Officer of the Company and shall have charge of all the funds of the corporation and shall keep and deposit them as required by the Board of Directors and shall keep proper accounts of the receipts and disbursements and financial transactions of the corporation. The treasurer shall render to the Board of Directors an annual statement of the financial affairs of the corporation and such other financial statements as shall at any time be required by the directors. The Treasurer shall perform such other duties as shall be required by the Board of Directors. The Treasurer/Chief Financial Officer shall report directly to the Company's Board of Directors.

              G. Other Officers. Any other officers elected by the Board of Directors shall have such duties as the Board shall designate.

              SECTION 3. Compensation. The compensation of officers shall be fixed by the Board of Directors.

                                    ARTICLE V

                SHARES, SHARE CERTIFICATES AND TRANSFER OF SHARES

              SECTION 1. Form of Certificates and Issuance. The shares of the corporation shall be represented by certificates signed by, or in the name of the corporation by, the Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation and may be sealed with the seal of the corporation or a facsimile thereof. If the certificate is countersigned by a transfer agent or registrar who is not an officer or employee of the corporation, any and all other signatures may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of its issue.

              SECTION 2. Transfers. Transfer of shares shall be made only on the books of the corporation by the registered owner thereof or the registered owner's duly authorized attorney, with a transfer clerk or transfer agent appointed by the Board of Directors and on surrender of the certificate or certificates for such shares properly endorsed and with all taxes paid thereon.

              The person in whose name shares of stock stand in the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

              SECTION 3. Lost, Destroyed or Stolen Certificates. No certificate for shares of stock of the corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen except on production of evidence, satisfactory to the principal officers of the corporation, of such loss, destruction or theft and, if said officers so require, upon the furnishing of an indemnity bond in such amount (but not to exceed twice the value of the shares represented by the certificate) and with such terms and such surety as the Board of Directors may in its discretion require.

              SECTION 4. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

              SECTION 5. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents or transfer clerks or one or more registrars and may require all certificates for shares to bear the signature of any of them.


                                   ARTICLE VI

                                 CORPORATE SEAL

              The corporation shall have a seal which will provide an impression showing the name of the corporation, the State of Delaware and the year of its incorporation.


                                   ARTICLE VII

                                CORPORATE ACTIONS


              SECTION 1. Deposits, Checks, Notes, Etc. The Board of Directors may select banks, trust companies or other depositories in which the funds of the corporation not otherwise employed may be deposited to the credit of the corporation. All notes, checks, drafts or other negotiable instruments of the corporation shall be signed by such officer or officers as may be designated by the Board of Directors from time to time.

              SECTION 2. Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation to attend and to act and to vote at any meeting of security holders of other corporations in which the corporation may hold securities. At such meeting he or she shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.


                                  ARTICLE VIII

                                   FISCAL YEAR

   The fiscal year of the corporation shall begin on January 1 of each year.


                                   ARTICLE IX
                                    DIVIDENDS

              The Board of Directors may from time to time declare a dividend of the whole or any part of its accumulated profits and may fix the date or dates upon which such dividend is paid. The Board of Directors may declare dividends in the form of shares of stock of the corporation.


                                    ARTICLE X

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS

              SECTION 1. Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right.

              SECTION 2. Authority to Advance Expenses. Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

              SECTION 3. Right of Claimant to Bring Suit. If a claim under
Section 1 or 2 of this Article is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

              SECTION 4. Provisions Nonexclusive. The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Certificate, agreement, or vote of the stockholders or disinterested directors is inconsistent with these by-laws, the provision, agreement, or vote shall take precedence.

              SECTION 5. Authority to Insure. The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

              SECTION 6. Survival of Rights. The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

              SECTION 7. Settlement of Claims. The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

              SECTION 8. Effect of Amendment. Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent with respect to claims arising prior to the time of such amendment, repeal, or modification.

              SECTION 9. Subrogation. In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall, at the corporation's request, execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights. Payments under this Article may be conditioned on the Agent's executing such papers and taking such actions, or on the Agent's agreeing in writing to do so.

              SECTION 10. No Duplication of Payments. The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.


                                   ARTICLE XI

                                     NOTICES

              Whenever, under any provisions of these by-laws, notice is required to be given to any stockholder or director, the same may be given by depositing such notice in the United States Mail, postage prepaid, and addressed to the stockholder's or director's last known address as shown by the stock record of the corporation or its transfer agent. Any notice required to be given to any director may be given by the method hereinabove stated, or by telegram, personal delivery, courier service or other means. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by telegram or other means shall be deemed to have been given as at the sending time recorded by the telegraph company or other operator or service company transmitting the same. It shall not be necessary that the same method of giving be employed in respect of all directors. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these by-laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                   ARTICLE XII

                                   AMENDMENTS

              These by-laws may be repealed, altered or amended or new by-laws adopted by written consent of stockholders in the manner authorized by Section 228 of the Delaware General Corporation Law, or at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these by-laws or the Certificate of Incorporation. The Board of Directors shall also have the authority to repeal, alter or amend these by-laws or adopt new by-laws (including, without limitation, the amendment of any by-laws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such by-laws and provided that the Board of Directors shall not make or alter any by-laws fixing the qualifications, classifications, or term of office of directors.

                                                                        ANNEX IV


                       NEW JERSEY BUSINESS CORPORATION ACT

                        TITLE 14A. CORPORATIONS, GENERAL

                  CHAPTER 11. RIGHTS OF DISSENTING SHAREHOLDERS

14A:11-1.Right Of Shareholders To Dissent.

         (1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

                   (a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

                             (i) a shareholder shall not have the right to
                   dissent From any plan of merger or consolidation with respect to shares

                                       (A) of a class or series which is listed
                             on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

                                       (B) for which, pursuant to the plan of
                             merger or consolidation, he will receive (x) cash,
                             (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

                             (ii) a shareholder of a surviving corporation shall
                   not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4); or

                   (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S.14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent

                             (i) with respect to shares of a class or series
                   which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

                             (ii) from a transaction pursuant to a plan of
                   dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

                                       (A) cash; or

                                       (B) shares, obligations or other
                             securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

                                       (C) cash and such securities; or

                             (iii) from a sale pursuant to an order of a court
                   having jurisdiction.

         (2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

         (3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

         (4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

14A:11-2. Notice of dissent; demand for payment; endorsement of certificates.

         (1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

         (2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

         (3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

         (4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

         (5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

         (6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

         (7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

14A:11-3. "Dissenting shareholder" defined; date for determination of fair value.

         (1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

         (2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

         (3) "Fair value" as used in this Chapter shall be determined

                   (a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

                   (b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

                   (c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

         In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

14A:11-4. Termination of right of shareholder to be paid the fair value of his shares.

         (1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if

                   (a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;

                   (b) his demand for payment is withdrawn with the written consent of the corporation;

                   (c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;

                   (d) the Superior Court determines that the shareholder is not entitled to payment for his shares;

                   (e) the proposed corporate action is abandoned or rescinded;
         or

                   (of) a court having jurisdiction permanently enjoins or sets aside the corporate action.

         (2) In any case provided for in subsection 14A:11-4(1), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.

14A:11-5.  Rights of dissenting shareholder.

         (1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.

         (2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.

14A:11-6.  Determination of fair value by agreement.

         (1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12-month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

         (2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(1), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.

14A:11-7. Procedure on failure to agree upon fair value; commencement of action to determine fair value.

         (1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.

         (2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.

14A:11-8. Action to determine fair value; jurisdiction of court; appointment of appraiser.

         In any action to determine the fair value of shares pursuant to this
Chapter:

                   (a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;

                   (b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;

                   (c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and

                   (d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.

14A:11-9. Judgment in action to determine fair value.

         (1) A judgment for the payment of the fair value of shares shall be payable upon surrender to the corporation of the certificate or certificates representing such shares.

         (2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under section 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

14A:11-10.  Costs and expenses of action.

         The costs and expenses of bringing an action pursuant to section 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment made by the corporation under section 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.

14A:11-11.Disposition of shares acquired by corporation.

         (1) The shares of a dissenting shareholder in a transaction described in subsection 14A:11-1(1) shall become reacquired by the corporation which issued them or by the surviving corporation, as the case may be, upon the payment of the fair value of shares.

         (2) (Deleted by amendment, P.L.1995, c.279.)

         (3) In an acquisition of shares pursuant to section 14A:10-9 or section 14A:10-13, the shares of a dissenting shareholder shall become the property of the acquiring corporation upon the payment by the acquiring corporation of the fair value of such shares. Such payment may be made, with the consent of the acquiring corporation, by the corporation which issued the shares, in which case the shares so paid for shall become reacquired by the corporation which issued them and shall be cancelled.

PROXY

                          LITTLEFIELD, ADAMS & COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 11, 1998

The undersigned shareholder of LITTLEFIELD, ADAMS & COMPANY, a New Jersey corporation (the "Company"), hereby appoints MICHAEL B. BALBER and
WARREN L. RAWLS, and each of them voting singly in the absence of the other, with full power of substitution to each, as the proxies and attorneys of the undersigned to vote, as designated on the reverse side, all shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Littlefield, Adams & Company to be held at the Holiday Inn - Dayton North, 2301 Wagner Ford Road, Dayton, Ohio at 1:00 p.m. (local time) on June 11, 1999, in accordance with the following instructions:

TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN WITH RESPECT TO ANY MATTER SPECIFIED IN THE NOTICE OF ANNUAL MEETING TO BE ACTED UPON AT THE MEETING, THE PROXY WILL VOTE THE SHARES REPRESENTED HEREBY FOR THE NOMINEE FOR DIRECTOR SET FORTH BELOW, FOR THE PROPOSAL TO EFFECT A MERGER TO REINCORPORATE THE COMPANY AND CHANGE THE NAME OF THE COMPANY TO FUNWEAR, INC., AND IN ACCORDANCE WITH HIS BEST JUDGMENT ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                                         ------------
                                                         | CONTINUED|
                                                         |ON REVERSE|
                                                         |      SIDE|
                                                         ------------

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1 AND 2.


                                                                     Please mark
                                                                 your vote as in
                                                                this example [X]


                                                  FOR       WITHHELD
1.        Election of Director.

          Nominee:  Michael B. Balber             [ ]        [ ]

                                                  FOR       AGAINST   ABSTAIN
2.        To effect a merger to change the
          state of incorporation and name         [ ]        [ ]      [ ]

          of Company




3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


Please check box if you plan to attend the Meeting.  [ ]


SIGNATURE(S)                                  Date                  , 1999
            ---------------------------------     ------------------
If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signer is a corporation, please sign the full corporation, please sign the full corporate name, buy a duly authorized officer. If shares are held jointly, each stockholder named should sign.